================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       SEPTEMBER 27, 1999
                                                -------------------------------



                           SNYDER COMMUNICATIONS, INC.
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




DELAWARE                                  1- 12145              52-1983617
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (IRS EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)



TWO DEMOCRACY CENTER, 6903 ROCKLEDGE DRIVE, BETHESDA, MARYLAND           20187
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (301) 468-1010
                                                    ---------------------------


818249 v.3

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           1.         DISTRIBUTION OF VENTIV HEALTH, INC.

           On September 27, 1999, Snyder Communications, Inc., a Delaware corporation ("Synder"), distributed all of the outstanding shares of common stock of Ventiv Health, Inc., a Delaware corporation ("Ventiv"), which constituted Snyder's healthcare services business, to its common stockholders of record as of September 20, 1999. Snyder effectuated the distribution of Ventiv common stock pursuant to a Distribution Agreement between Snyder and Ventiv, a copy of which is attached as Exhibit 10.1 to this report on Form 8-K and is hereby incorporated herein by reference.

           2.         PRESS RELEASE REGARDING THE VENTIV DISTRIBUTION

           On September 27, 1999, Snyder issued a press release regarding the distribution of Ventiv common stock to its stockholders, a copy of which is attached as Exhibit 99.1 to this report on Form 8-K and is hereby incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)        Pro Forma Financial Information.

           The Pro Forma Financial Information required by this item 7(b) are not included in this report on Form 8-K. The Pro Forma Financial Information required by item 7(b) are included in the Registration Statement on Form S-4 (Registration No. 333-81749), as amended, and is hereby incorporated herein by reference. The financial statements of Snyder included in the Registration Statement on Form S-4 have been restated to reflect the net assets and operating results of Ventiv as a discontinued operation.

(c)        Exhibits.

           1. Distribution Agreement dated as of September 27, 1999, by and between Snyder Communications, Inc. and Ventiv Health, Inc.

           2. Consent of Price Waterhouse, dated as of October 8, 1999.

           3. Consent of Arthur Andersen LLP, dated as of October 8, 1999.

           4. Consent of Grant Thornton LLP, dated as of October 8, 1999.

           5. Press Release dated as of September 27, 1999.

                                  EXHIBIT INDEX
                                  -------------




 Exhibit Number                       Description
 --------------                       -----------

    10.1 Distribution Agreement dated as of September 27, 1999, by and between Snyder Communications, Inc. and Ventiv Health, Inc.

    23.1          Consent of Price Waterhouse, dated as of October 8, 1999.

    23.2          Consent of Arthur Andersen LLP, dated as of October 8, 1999.

    23.3          Consent of Grant Thornton LLP, dated as of October 8, 1999.

    99.1          Press Release dated as of September 27, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SNYDER COMMUNICATIONS, INC.


                             By:  /s/ A. Clayton Perfall
                                ------------------------------------------
                                      A. Clayton Perfall
                                      Chief Financial Officer and Director


Date:  October 11, 1999